EXHIBIT 10.10

                  STOCK PURCHASE AND RECAPITALIZATION AGREEMENT
                  ---------------------------------------------

     This Agreement this 27th day of February 2007 by and among BlueStar Health Inc., a Colorado corporation ("Buyer"); and Zeon Fuel Inc. a Texas corporation (the "Company").

                                    RECITALS

     A. The respective Boards of Directors of each of the Company and Buyer, and a majority of the issued and outstanding stock of the Company and Buyer, have approved and declared advisable the merger of the Company with and into Buyer (the "Merger") and approved the Merger upon the terms and subject to the conditions set forth in this Agreement, whereby each issued and outstanding share of the common stock of the Company (a "Company Share" or, collectively, the "Company Shares"), will be converted into 0.1 shares of Series A Convertible Preferred shares of Buyer and 0.1 shares of Series B Preferred Convertible Shares of Buyer (together, "Buyer Preferred Stock") which, after giving effect to the Merger, shall equal, in the aggregate, 2,000,000 shares of Buyer Preferred Stock and have the right to convert into Common Stock of Buyer equivalent to 80% and as set forth on Schedule 1 hereto of the total issued and outstanding common stock of Buyer at the Effective Time (hereinafter defined) after giving full effect to conversion of Buyer Preferred Stock as described in
SECTION 1.8(c) below, subject to adjustment as specifically provided herein .

     B. The respective Boards of Directors of the Company and Buyer have determined that the Merger is in furtherance of and consistent with their respective long-term business strategies and is fair to and in the best interests of their respective stockholders.

     C. It is intended that, for federal income tax purposes, the Merger shall qualify as a reorganization under the provisions of Section 368(a) of the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder (the "Code");

     D. For financial accounting purposes, it is intended that the Merger will be accounted for as a "purchase".

     NOW, THEREFORE, in consideration of the premises, and of the representations, warranties, covenants and agreements contained herein, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I

                      The Merger; Closing; Effect of Merger

     SECTION 1.1 The Merger. Upon the terms and subject to the conditions set forth in this Agreement and in accordance with Colorado corporate law ("CCL") and Texas corporate law ("TCL") as amended at the Effective Time, the Company shall be merged with and into Buyer and the separate corporate existence of the Company shall thereupon cease. The Buyer shall be the surviving corporation in the Merger (sometimes hereinafter referred to as the "Surviving Corporation"),

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and the separate corporate existence of Buyer with all its rights, privileges, immunities, powers and franchises shall continue unaffected by the merger, except as set forth herein.

     SECTION 1.2 Closing. Subject to the terms and conditions of this Agreement, the closing of the Merger and the consummation of the other transactions contemplated hereby (the "Closing") shall take place at the offices of BlueStar Health Inc. 19901 Southwest Freeway Suite #205-206 Sugar Land, TX 77479 on March__, 2007 at 10:00 a.m. local time (or at such other date, time and place as the parties hereto may agree).

     SECTION 1.3 Effective Time. On the date of Closing, the Company and Buyer will cause a Statement of Merger (the "Statement of Merger") to be executed, acknowledged and filed with the Colorado Secretary of State and a Certificate of Merger (the "Certificate of Merger") to be filed with the Texas Secretary of State. The Merger shall become effective at the time when the Statement of Merger has been filed with the Colorado Secretary of State, and the Certificate of Merger has been filed with the Texas Secretary of State, or, as otherwise agreed by the Company and Buyer (the "Effective Time").

     SECTION 1.4 Articles of Incorporation. The Amended and Restated Articles of Incorporation of Buyer attached hereto as Exhibit 1.4 shall be the articles of incorporation of the Surviving Corporation (the "Charter"), until duly amended as provided therein or by applicable law.

     SECTION 1.5 By-Laws. The by-laws of Buyer in effect immediately prior to the Effective Time shall be the by-laws of the Surviving Corporation (the "By-Laws"), until thereafter amended as provided therein or by applicable law.

     SECTION 1.6 Directors. The directors of the Buyer shall, from and after the Effective Time, be: (i) Naved Jafry (Chairman of the Board); (ii) Richard Greenwood; (iii) C. Kevin Moore; (iv) Ronald M. Hall; and Wallace J. Rutland.

Officers. The officers of the Buyer shall, from and after the Effective Time, be: Richard Greenwood (CEO and President), C. Kevin Moore (CFO, Secretary and Treasurer), and Amir Pirzada (Vice President-Operations).

     SECTION 1.7 Effect on Capital Stock. At the Effective Time, as a result of the Merger and without any action on the part of the holder of any capital stock of Buyer:

                 (i) Merger Consideration. Each Company Share issued and outstanding immediately prior to the Effective Time shall be converted into, and become exchangeable for 0.1 shares of validly issued, fully paid and non-assessable shares of Buyer Series A Convertible Preferred Stock and 0.1 shares of Series B Convertible Preferred Stock (together the " Buyer Preferred Stock " and the "Merger Purchase Price");

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                 (ii) Buyer Preferred Stock shall be convertible into Common
Stock as described in SECTION 1.8 below. Each share of Buyer Preferred Stock shall have voting rights equivalent to the number of shares of Common Stock into which it is convertible. Should any event described in SECTION 1.8(d) occur prior to conversion of Buyer Preferred Stock, an equitable adjustment to the conversion ratio of Buyer Preferred Stock into Buyer Common Stock shall be made. The full rights and preferences of Buyer Preferred Stock are set forth in Buyer's Amended and Restated Articles of Incorporation, Exhibit 1.4.

                 (iii) At the Effective Time, all Company Shares shall be canceled and the Company shall cease to exist, and each share certificate (a "Certificate") formerly representing any Company Shares shall thereafter represent only the right to receive the shares of Buyer Preferred Stock into which such Company Shares have been converted.

     SECTION 1.8 Exchange of Certificates for Shares and Escrow.

           (a) Exchange. At Closing, Buyer shall deliver or cause to be delivered to each respective owner of Company Shares and in each of their respective names, certificates representing Series A Preferred Shares into which the Company Shares that such shareholders owns are to be converted as set forth on Schedule 1. Pursuant to the Escrow Agreement, a copy of which is attached hereto as Exhibit 1.8, at Closing, Buyer shall also deliver or cause to be delivered to escrow number [_________] at ____________________, on behalf of the respective owners of Company Shares and in each of their respective names, certificates representing Buyer Series B Preferred Stock into which the Company Shares that such shareholders owns are to be converted as set forth on Schedule 1 attached hereto.

           (b) Fractional Shares. No certificates or scrip representing fractional shares of Buyer Preferred Stock shall be issued upon the surrender for exchange of Certificates pursuant to this Article I; no dividend or other distribution by Buyer and no stock split, combination or reclassification shall relate to any such fractional share; and no such fractional share shall entitle the record or beneficial owner thereof to vote or to any other rights of a stockholder of Buyer. In lieu of any such factional share, each holder of Company Shares who would otherwise have been entitled thereto upon the surrender of Certificate(s) for exchange pursuant to this Article I will be paid one additional share of Buyer Common Stock.

           (c) Conversion of Preferred Stock. Upon shareholder approval of the Merger, Amended and Restated Articles of Incorporation changing the Buyer's name and increasing the number of authorized shares of Buyer Common Stock, each share of Series A Preferred Stock shall be immediately exchangeable for 40 shares of Buyer Common Stock. In the event the increased number of common shares is not approved by shareholders at the time the merger is approved, Series A Preferred Stock shall be exchangeable into Common Stock at the earliest opportunity following approval of an increase in the number of authorized common shares permitting such exchange. Series B Preferred Stock shall be convertible into
43.9165 shares of Buyer Common Stock on the first anniversary of the Effective Time of the Merger.

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           (d) Adjustments of Conversion Number. In the event that Buyer changes the number of shares of Buyer Common Stock, issued and outstanding prior to the Effective Time, except as otherwise expressly permitted in this Agreement, as a result of a reclassification, stock split (including a reverse split), dividend or distribution, recapitalization, merger (other than the Merger, Stock Purchase or the cancellation of options previously granted by the Company), subdivision, or other similar transaction with the effect of increasing or decreasing the number of shares of Buyer Common Stock, or if a record date with respect to any of the foregoing shall occur prior to the Effective Time, the conversion number shall be equitably adjusted.

                                   ARTICLE II


                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     The Company represents, warrants and covenants to Buyer as follows and acknowledges that Buyer is relying upon such representations and warranties in connection with the Contemplated Transactions (as hereinafter defined):

     SECTION 2.1 Capitalization. The outstanding and issued capital stock of the Company consists of 100,000,000 authorized common shares with a par value of:
$0.001. There are 10,000,000 common shares outstanding as detailed on Schedule 1 which sets forth the name of each record and beneficial shareholder of the Company (each a "Shareholder" and collectively the "Shareholders") and the number of Company Shares held by each such person. The Company does not and, at the Closing, the Company will not, have outstanding any capital stock or other securities or any rights, warrants or options to acquire securities of the Company or any convertible or exchangeable securities and, other than Buyer pursuant to this Agreement, no person has or, at Closing will have, any right to purchase or otherwise acquire any securities of the Company. There are, and at Closing there will be, no outstanding obligations of the Company to repurchase, redeem or otherwise acquire any securities of the Company. All of the Company Shares are, and at Closing will be, duly authorized, duly and validly issued, fully paid and non-assessable, and none were issued in violation of any preemptive rights, rights of first refusal or any other contractual or legal restrictions of any kind except as set forth on Schedule 2.1.

     SECTION 2.2 Title to the Shares. To the best of Company's knowledge and information each Shareholder is the beneficial owner and holds good and valid title to its Company Shares free and clear of any Lien. To the best of Company's knowledge and information, upon consummation of the Contemplated Transactions and the satisfaction of the conditions to Closing set forth herein, Buyer will own all of the issued and outstanding shares of capital stock of the Company, free and clear of any Lien. At the Closing, each Shareholder will deliver the Company Shares to Buyer free and clear of any Lien, other than restrictions imposed by the Securities Act of 1933, as amended, and applicable securities Laws including the laws of the State of Texas.

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     SECTION 2.3 Authority Relative to this Agreement. Following approval of the
Shareholders of the Company, the Company will have full power, capacity and authority to execute and deliver each Transaction Document to which it is or, at Closing, will be, a party and to consummate the transactions contemplated hereby and thereby (the "Contemplated Transactions"). The execution, delivery and performance by the Company of each Transaction Document and the consummation of the Contemplated Transactions to which the Company is, or at Closing, will be, a party will have been duly and validly authorized by the Company and no other acts by or on behalf of the Company will be necessary or required to authorize the execution, delivery and performance by the Company of each Transaction Document and the consummation of the Contemplated Transactions to which it is or, at Closing, will be, a party. This Agreement and the other Transaction Documents to which the Company is a party have been duly and validly executed and delivered by the Company and (assuming the valid execution and delivery thereof by the other parties thereto) will constitute the legal, valid and binding agreements of the Company enforceable against the Company in accordance with their respective terms, except as such obligations and their enforceability may be limited by applicable bankruptcy and other similar Laws affecting the enforcement of creditors' rights generally and except that the availability of equitable remedies is subject to the discretion of the court before which any proceeding therefor may be brought (whether at law or in equity).

     SECTION 2.4 No Conflicts; Consents. The execution, delivery and performance by the Company of each Transaction Document to which it is a party and the consummation of the Contemplated Transactions to which the Company is a party, upon approval of the Shareholders will not: (i) violate any provision of the certificate of formation or memorandum of association of the Company; (ii) require the Company to obtain any consent, approval or action of or waiver from, or make any filing with, or give any notice to, any Governmental Body or any other person, except as set forth on Schedule 2.4 (the "Company Required Consents"); (iii) violate, conflict with or result in a breach or default under (with or without the giving of notice or the passage of time or both), or permit the suspension or termination of, any material Contract (including any Real Property Lease) to which the Company is a party or by which it or any of its assets is bound or subject, or to the best of Company's knowledge and information result in the creation of any Lien upon any of the Company Shares or upon any of the Assets of the Company; (iv) violate any Order, any Law, of any Governmental Body against, or binding upon, the Company or upon any of their respective assets or the Business; or (v) violate or result in the revocation or suspension of any Permit.

     SECTION 2.5 Corporate Existence and Power. The Company is a company duly organized, validly existing and in good standing under the laws of the State of Texas, and has all requisite powers, authority and all Permits required to own and/or operate its Assets and to carry on the Business as conducted as of the date hereof. The Company has no Subsidiaries and does not directly or indirectly own any equity or other interest or investment in any other person.

     SECTION 2.6 Charter Documents and Corporate Records. The Company has heretofore delivered to Buyer true and complete copies of the certificate of formation, bylaws and minute books, or comparable instruments, of the Company as

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in effect on the date hereof. The stock transfer books of the Company have been made available to Buyer for its inspection and are true and complete in all respects in accordance with their tenor.

     SECTION 2.7 Financial Statements.

           (a) Schedule 2.7A sets forth true, complete and correct copies of:
(i) the Company's reviewed financial statements as of and for the year ended December 31, 2006 (the "Annual Statement") and (ii) all management letters, management representation letters and attorney Company Required Consents response letters issued in connection with the Annual Statement. The Annual Statement presents fairly and accurately in all material respects the financial position of the Company as of its date, and the earnings, changes in stockholders' equity and cash flows thereof for the periods then ended in accordance with GAAP, consistently applied. Each balance sheet contained therein or delivered pursuant hereto fully sets forth all consolidated Assets and Liabilities of the Company existing as of its date which, under GAAP, should be set forth therein, and each statement of earnings contained therein or delivered pursuant hereto sets forth the items of income and expense of the Company which should be set forth therein in accordance with GAAP.

           (b) All financial, business and accounting books, ledgers, accounts and official and other records relating to the Company have been properly and accurately kept and completed, and the Company has no knowledge, notice belief or information there are any material inaccuracies or discrepancies contained or reflected therein.

     SECTION 2.8 Liabilities. The Company has not incurred any Liabilities since December 31, 2006 (the "Latest Balance Sheet Date") except (i) current Liabilities for trade or business obligations incurred in connection with the purchase of goods or services in the ordinary course of the Business and consistent with past practice, and (ii) Liabilities reflected on any balance sheet referred to in Section 2.7(a).

     SECTION 2.9 Company Receivables. Except to the extent of the amount of the allowance for doubtful accounts reflected in the Annual Statements, all the Receivables of the Company reflected therein, and all Receivables that have arisen since the Latest audited Balance Sheet Date (except Receivables that have been collected since such date), are valid and enforceable Claims subject to no known defenses, offsets, returns, allowances or credits of any kind, and constitute bona fide Receivables collectible in the ordinary course of the Business except as enforceability may be limited by applicable bankruptcy, reorganization, insolvency, moratorium, fraudulent conveyance or similar laws or principles of equity affecting the enforcement of creditors rights generally.

     SECTION 2.10 Absence of Certain Changes. (a) Since January 1, 2007 the Company has conducted the Business in the ordinary course consistent with past practice, except as disclosed on Schedule 2.10 hereof, and there has not been:

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                 (i) Any material adverse change in the Condition of the
Business;

                 (ii) Any damage, destruction or other casualty loss (whether or not covered by insurance), condemnation or other taking affecting the Business or the Assets of the Company;

                 (iii) Any change in any method of accounting or accounting practice by the Company;

                 (iv) Except for normal increases granted in the ordinary course of business, any increase in the compensation, commission, bonus or other direct or indirect remuneration paid, payable or to become payable to any officer, stockholder, director, consultant, agent or employee of the Company, or any alteration in the benefits payable or provided to any thereof;

                 (v) Any material adverse change in the relationship of the Company with its employees, customers, suppliers or vendors;

                 (vi) Except for any changes made in the ordinary course of Business, any material change in any of the Company's business policies, including advertising, marketing, selling, pricing, purchasing, personnel, returns or budget policies;

                 (vii) Any agreement or arrangement whether written or oral to do any of the foregoing.

                 (viii) The Company has no Liability that is past due except as shown on the Annual Statements.

     SECTION 2.11 Leased Real Property. (a) The Company has no fee interest, purchase options or rights of first refusal in any real property and the Company has no leasehold or other interest in any real property, except as set forth on
Schedule 2.11 (the "Leased Real Property"), and all leases including all amendments, modifications, extensions, renewals and/or supplements thereto (collectively, "Real Property Leases") are described on Schedule 2.11.

     SECTION 2.12 Personal Property; Assets. The Company has good and valid title to (or valid leasehold interest in) all of its personal property and Assets, free and clear of all Liens, except the Permitted Liens and as indicated on Schedule 2.12. The machinery, equipment, computer software and other tangible personal property constituting part of the Assets and all other Assets (whether owned or leased) are in good condition and repair (subject to normal wear and tear) and are reasonably sufficient and adequate in quantity and quality for the operation of the Business as previously and presently conducted. Schedule 2.12 contains a list and description of all tangible personal property owned or

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leased by the Company with a book value (before depreciation) of $5,000 or more.
The Assets constitute all of the assets, which are necessary to operate the Business of the Company as currently conducted.

     SECTION 2.13 Contracts. (a) Schedule 2.13 sets forth an accurate and complete list of all Contracts to which the Company is a party or by which it or its Assets are bound or subject that: (i) cannot be canceled upon 30 days' notice without the payment or penalty of less than One Thousand Dollars ($1,000); or (ii) involve aggregate annual future payments by or to any person of more than Five Thousand Dollars ($5,000). True and complete copies of all written Contracts (including all amendments thereto and waivers in respect thereof) and summaries of the material provisions of all oral Contracts so listed have been made available to Buyer.

           (b) All Contracts to which the Company is a party are valid, subsisting, in full force and effect and binding upon the Company and the other parties thereto, in accordance with their terms, except that no representation or warranty is given as to the enforceability of any oral Contracts. To the best of the Company's knowledge and belief, except as set forth on Schedule 2.13, the Company is not in default (or alleged default) under any such Contract.

           (c) The contracts between Company and Safe Fuel and Star Fuel, true and accurate copies of which are appended to Schedule 2.13, are in full force and effect, with no defaults existing on the part of either party to the contract. Also appended to Schedule 2.13 are written consents of Safe Fuel and Star Fuel to the merger of the Company into Buyer and assumption of the contracts by Buyer.

     SECTION 2.14 Patents and Intellectual Property Rights. (a) Schedule 2.14 sets forth a list of each patent, trademark, trade name, service mark, brand mark, brand name, and registered copyright as well as all registrations thereof and pending applications therefore, and each license or other contract relating thereto (collectively, the "Intellectual Property") owned or used in connection with the Business by the Company and indicates, with respect to each item of Company's Intellectual Property that is licensed by the Company, the name of the licensor thereof and, with respect to oral Contracts, the terms of such license relating thereto. To the Company's knowledge, the use of the foregoing by the Company does not conflict with, infringe upon, violate or interfere with or constitute an appropriation of any right, title, interest or goodwill, including, without limitation, any intellectual property right, patent, trademark, trade name, service mark, brand name, computer program, database, industrial design, trade secret, copyright or any pending application thereto of any other person and there have been no claims made and the Company has not received any notice or otherwise know that any of the foregoing is invalid or conflicts with the asserted rights of other Persons or have not been used or enforced or have been failed to be used or enforced in a manner that would result in the abandonment, cancellation or unenforceability of the Intellectual Property, except as set forth on Schedule 2.14A.

           (b) The Company owns or has rights to use all Intellectual Property, know-how, formulae and other proprietary and trade rights necessary to conduct

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the Business as it is now conducted. The Company has not forfeited or otherwise relinquished any such Intellectual Property, know-how, formulae or other proprietary right used in the conduct of the Business as now conducted.

           (c) To the extent used in the conduct of the Business by the Company, each of the licenses or other contracts relating to the Company's Intellectual Property (collectively, the "Intellectual Property Licenses") is in full force and effect and is valid and enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity), and there is no notice or claim of default under any Intellectual Property License either by the Company or, to the Company's knowledge, by any other party thereto, and to the Company's knowledge, no event has occurred that with the lapse of time or the giving of notice or both would constitute a default by the Company there under.

     SECTION 2.15 Claims and Proceedings. There are no outstanding Orders of any Governmental Body against or involving the Company, its Assets, the Business, or the Company Shares. There are no actions, suits, claims or counterclaims, examinations, Company Required Consents or legal, administrative, governmental or arbitral proceedings or investigations (collectively, "Claims") (whether or not the defense thereof or Liabilities in respect thereof are covered by insurance), pending or, to the best of the Company's knowledge, threatened on the date hereof, against or involving the Company, its Assets, the Business or the Company Shares.

     SECTION 2.16 Taxes. (a) Except as set forth in Schedule 2.16:

                 (i) The Company has timely filed or, if not yet due but due before Closing, will timely file all Tax Returns required to be filed by it for all taxable periods ending on or before the date of Closing and all such Tax Returns are or, if not yet filed, will be, upon filing, true, correct and complete in all material respects;

                 (ii) the Company has paid, or if payment is not yet due but due before Closing, will promptly pay when due to each appropriate Tax Authority, all Taxes of the Company shown as due on the Tax Returns required to be filed by it for all taxable periods ending on or before the date of Closing;

                 (iii) the accruals for Taxes currently payable as well as for deferred Taxes shown on the financial statements of the Company as of the date of the Annual Statement or the date of any financial statements delivered hereunder: (A) adequately provide for all contingent Tax Liabilities of the Company as of the date thereof; and (B) accurately reflect, as of the date thereof, all unpaid Taxes of the Company whether or not disputed, in each case as required to be reflected thereon in order for such statements to be in accordance with GAAP;

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                 (iv) no extension of time has been requested or granted for the
Company to file any Tax Return that has not yet been filed or to pay any Tax that has not yet been paid and the Company has not granted a power of attorney that remains outstanding with regard to any Tax matter;

                 (v) the Company has not received notice of a determination by a Tax Authority that Taxes are currently owed by the Company (such determination to be referred to as a "Tax Deficiency") and, to the Company's knowledge, no Tax Deficiency is proposed or threatened;

                 (vi) all Tax Deficiencies have been paid or finally settled and all amounts determined by settlement to be owed have been paid;

                 (vii) there are no Tax Liens on or pending against the Company or any of the Assets, other than those which constitute Permitted Liens;

                 (viii) there are no presently outstanding waivers or extensions or requests for a waiver or extension of the time within which a Tax Deficiency may be asserted or assessed;

                 (ix) no issue has been raised in any examination, investigation, Company Required Consents, suit, action, claim or proceeding relating to Taxes (a "Tax Company Required Consents") which, by application of similar principles to any past, present or future period, would result in a Tax Deficiency for such period;

                 (x) there are no pending or threatened Tax Audits of the Company;

                 (xi) the Company has no deferred intercompany gains or losses that have not been fully taken into income for income Tax purposes;

                 (xii) there are no transfer or other taxes (other than income taxes) imposed by any state on the Company by virtue of the Contemplated Transactions; and

                 (xiii) no claim has been made by any Tax Authority that the Company is subject to Tax in a jurisdiction in which the Company is not then paying Tax of the type asserted.

Each reference to a provision of the Code in this Section 2.16 shall be treated for state and local Tax purposes as a reference to analogous or similar provisions of state and local law.

           (b) To the Company's knowledge, the Company has collected and remitted to the appropriate Tax Authority all sales and use or similar Taxes required to be collected on or prior to the date of Closing and has been furnished properly completed exemption certificates for all exempt transactions

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and has no information otherwise or notice of any claim by any government or jurisdiction with regards thereto. The Company has maintained and has in its possession all records, supporting documents and exemption certificates required by applicable sales and use Tax statutes and regulations to be retained in connection with the collection and remittance of sales and use Taxes for all periods up to and including the date of Closing. With respect to sales made by the Company prior to the date of Closing for which sales and use Taxes are not yet due as of the date of Closing, all applicable sales and use Taxes payable with respect to such sales will have been collected or billed by the Company and will be included in the Assets of the Company as of the date of Closing.

     SECTION 2.17 Compliance with Laws. The Company is not in violation of any order, judgment, injunction, award, citation, decree, consent decree or writ (collectively, "Orders") and to the best of the Company's knowledge, belief and information, any Laws of any Governmental Bodies affecting the Company, the Company Shares or the Business.

     SECTION 2.18 Permits. The Company has obtained all licenses, permits, certificates, certificates of occupancy, orders, authorizations and approvals (collectively, "Permits"), and has made all required registrations and filings with all Governmental Bodies, that are necessary to the ownership of the Assets, the use and occupancy of the Leased Real Property, as presently used and operated, and the conduct of the Business or otherwise required to be obtained by the Company. All Permits required to be obtained or maintained by the Company are listed on Schedule 2.18 and are in full force and effect; no violations are or have been recorded, nor have any notices or violations thereof been received, in respect of any Permit; and no proceeding is pending or threatened to revoke or limit any Permit; and the consummation of the Contemplated Transactions will not (or with the giving of notice or the passage of time or both will not) cause any Permit to be revoked or limited.

     SECTION 2.19 Environmental Matters. To the best of the Company's knowledge, belief and information, the Company is, and at all times has been, in full compliance with, and has not been and is not in violation of or liable under, any Environmental Law.

     SECTION 2.20 Finders Fees. Other than as set forth in Schedule 2.20, there is no investment banker, broker, finder or other intermediary which has been retained by or is authorized to act on behalf of the Company who might be entitled to any fee or commission from the Company in connection with the consummation of the Contemplated Transactions. Any finder's fees shall be paid by Company's shareholders.

     SECTION 2.21 Disclosure. Neither this Agreement, the Schedules hereto, nor any reviewed or unaudited financial statements, documents or certificates furnished or to be furnished to Buyer by or on behalf of the Company pursuant to this Agreement contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements contained herein or therein not misleading. There are no events, transactions or other facts, which, either individually or in the aggregate, may give rise to circumstances or conditions which would have a material adverse effect on the general affairs or Condition of the Business.

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     SECTION 2.22 Business Contracts. The Company has (i) entered into contracts for supply of its basic goods and material sufficient to fulfill contracts for sale of its basic products such that (ii) its retail delivery contract(s) will result in the sale of 800,000 gallons of its basic product each month for a period of at least one year. The Company believes the underlying contracts are binding upon the counter-parties and the counter-parties from the Company's due diligence are financially capable of completing the terms of the respective contracts.

                                  ARTICLE III

                     REPRESENTATIONS AND WARRANTIES OF BUYER

     Buyer represents, warrants and covenants to the Company as follows and acknowledge that the Company is relying upon such representations and warranties in connection with the Contemplated Transactions:

     SECTION 3.1 Authority Relative to this Agreement. Buyer has full power and authority to execute and deliver each Transaction Documents to which they are or, at Closing, will be, a party and to consummate the Contemplated Transactions. Following the approval of the board of directors of Buyer and the shareholders of the Buyer with respect to the Contemplated Transactions, the execution, delivery and performance by Buyer of each Transaction Document and the consummation of the Contemplated Transactions to which they are or, at Closing, will be, a party have been duly and validly authorized and approved by Buyer and no other acts by or on behalf of Buyer is necessary or required to authorize the execution, delivery and performance by Buyer of each Transaction Document and the consummation of the Contemplated Transactions to which they are or, at Closing, will be a party. This Agreement and the other Transaction Documents to which Buyer is a party have been, duly and validly executed and delivered by Buyer and (assuming the valid execution and delivery thereof by the other parties thereto) constitutes, or will, at the Closing, constitute, as the case may be, the legal, valid and binding agreements of Buyer enforceable against each of them in accordance with their respective terms, except as such obligations and their enforceability may be limited by applicable bankruptcy and other similar Laws affecting the enforcement of creditors' rights generally and except that the availability of equitable remedies is subject to the discretion of the court before which any proceeding therefor may be brought (whether at law or in equity).

     SECTION 3.2 No Conflicts; Consents. The execution, delivery and performance by Buyer of each Transaction Document to which it is a party and the consummation of the Contemplated Transactions to which Buyer is a party does not and will not: (i) violate any provision of the certificate of incorporation or by-laws of Buyer, as the case may be; (ii) require Buyer to obtain any consent, approval or action of or waiver from, or make any filing with, or give any notice to, any Governmental Body or any other person, except as set forth on
Schedule 3.2 (the "Buyer Required Consents"); (iii) except as set forth in
Schedule 3.2, violate, conflict with or result in the breach or default under (with or without the giving of notice or the passage of time), or permit the suspension or termination of, any material Contract to which Buyer is a party or any of them or any of their assets is bound or subject or result in the creation or any Lien upon any of Buyer Common Stock or upon any assets of Buyer; or (iv) violate any Order or, to Buyer's knowledge, any Law of any Governmental Body against, or binding upon Buyer, or upon any of their respective assets or businesses.

     SECTION 3.3 Corporate Existence and Power of Buyer. Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Colorado, and has all requisite corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted. Other than the execution of this Agreement, Buyer has not conducted any business of any nature.

     SECTION 3.4 The Buyer Common Stock. At the Closing, the Buyer Common Stock will have been duly authorized by Buyer and, when issued to Shareholders pursuant to this Agreement, will be duly issued, fully paid and non-assessable shares of Buyer Common Stock. The Buyer Common Stock, when issued pursuant hereto: (i) will not be issued in violation of or subject to any preemptive rights, rights of first refusal or, other than as set forth in this Agreement, contractual restrictions of any kind; and (ii) will vest in Shareholders, respectively, good title to Buyer Common Stock free and clear of all Liens.

     SECTION 3.5 Capitalization. The authorized capital stock of Buyer consists of: (i) 40,000,000 shares of common stock, $0.001 par value; and, (ii) 10,000,000 shares of preferred stock, no stated par value. Buyer has; (i) 14,000,504 shares of common stock; and (ii) no shares of preferred stock; (iii) no more than 6,978,616 shares of common stock will be issued to satisfy shares in exchange of debt, issued and outstanding and at the Closing, Buyer will not, have outstanding any capital stock or other securities or any rights, warrants or options to acquire securities of Buyer or any convertible or exchangeable securities and, other than Buyer pursuant to this Agreement, no person has or, at Closing will have, any right to purchase or otherwise acquire any securities of Buyer. There are, and at Closing there will be, no outstanding obligations of Buyer to repurchase, redeem or otherwise acquire any securities of Buyer. All of Buyer Common Stock at Closing will be, duly authorized, duly and validly issued of proper filings will have been submitted with the appropriate state and federal agencies, fully paid and non-assessable, and none were issued in violation of any preemptive rights, rights of first refusal or any other contractual or legal restrictions of any kind.

     SECTION 3.6 Disclosure of Information. Buyer has been given the opportunity: (i) to ask questions of, and to receive answers from, persons acting on behalf of the Company concerning the terms and conditions of the Contemplated Transactions and the business, properties, prospects and financial conditions of the Company; and (ii) to obtain any additional information (to the extent the Company or any of the Shareholders possesses such information or is able to acquire it without unreasonable effort or expense and without breach of confidentiality obligations) necessary to verify the accuracy of information provided about the Company.

     SECTION 3.7 SEC Filings. Buyer has or will have filed with the SEC all forms, reports, schedules, and statements that were required to be filed by it with the SEC within the three (3) year period ending on the Effective Time, and previously has furnished or made available to the Company accurate and complete copies of all the SEC Documents. As of their respective dates, the SEC Documents were and will be prepared in accordance with the Exchange Act and the Securities Act and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated in those documents or necessary to make the statements in those documents not misleading, in light of the circumstances under which they were made. As of their respective dates, these reports and statements will not contain any untrue statement of a material fact or omit to state a material fact required to be stated in them or necessary to make the statements in them not misleading, in light of the circumstances under which they are made and these reports and statements will comply in all material respects with all applicable requirements of the Exchange Act and the Securities Act.

     SECTION 3.8 Financial Statements. The audited consolidated financial statements and unaudited consolidated interim financial statements of Buyer that are included or incorporated in the SEC Documents were and will be prepared in accordance with GAAP applied on a consistent basis during the periods involved (except as otherwise indicated in the notes to them) and fairly present the consolidated financial position, results of operations, and cash flows from operating, investing, and financing activities of Buyer as of the dates and for the periods indicated, except that the unaudited consolidated interim financial statements in the SEC Documents are subject to normal year-end adjustments and were prepared in accordance with the instructions to SEC Form 10-QSB and, accordingly, omit or condense certain footnotes and other information normally included in financial statements prepared in accordance with GAAP. The consolidated financial statements of Buyer that are included or incorporated in any subsequent report or statement that Buyer mails to its shareholders generally or files with the SEC during the period after the date of this Agreement and before the Closing Date will be prepared in accordance with GAAP applied on a consistent basis during the periods involved (except as otherwise indicated in them, the notes to them, or any related report of Buyer's independent accountants) and will fairly present the financial information that they purport to present, except that the unaudited, consolidated interim financial statements will be subject to normal year-end adjustments and will omit or condense certain footnotes and other information normally included in financial statements prepared in accordance with GAAP.

     SECTION 3.9 Charter Documents and Corporate Records. Buyer has heretofore delivered to the Company true and complete copies of the articles of incorporation, by-laws and minute books, or comparable instruments, of Buyer as in effect on the date hereof. The stock transfer books of Buyer have been made available to the Company for its inspection and are true and complete in all respects.

     SECTION 3.10 Liabilities. Except as set forth on Schedule 3.10, Buyer has not incurred any Liabilities since December 31, 2006 except those incurred in the ordinary course of business which have been discharged.

     SECTION 3.11 Absence of Certain Changes. (a) Since December 31, 2006, Buyer has conducted its business in the consistent with past practice and except as disclosed on Schedule 3.11 hereto there has not been:

                 (i) Any change in any method of accounting or accounting practice by Buyer;

                 (ii) Any increase in the compensation, commission, bonus or other direct or indirect remuneration paid, payable or to become payable to any officer, stockholder, director, consultant, agent or employee of Buyer, or any alteration in the benefits payable or provided to any thereof;

                 (iii) Any material adverse change in the relationship of Buyer with its employees, customers, suppliers or vendors;

                 (iv) Except for any changes made in the ordinary course of business, any material change in any of Buyer 's business policies, including advertising, marketing, selling, pricing, purchasing, personnel, returns or budget policies;

                 (v) Any agreement or arrangement whether written or oral to do any of the foregoing; and

                 (vi) Buyer has no Liability that is past due except as shown on the financial statements as filed with the SEC.

     SECTION 3.12 Contracts. (a) Schedule 3.12 sets forth an accurate and complete list of all Contracts to which Buyer is a party or by which it or its assets are bound or subject that: (i) cannot be canceled upon 30 days' notice without the payment or penalty of less than One Thousand Dollars ($1,000); or
(ii) involve aggregate annual future payments by or to any person of more than Five Thousand Dollars ($5,000). True and complete copies of all written Contracts (including all amendments thereto and waivers in respect thereof) and summaries of the material provisions of all oral Contracts so listed have been made available to the Company.

           (b) All Contracts to which Buyer is a party are valid, subsisting, in full force and effect and binding upon Buyer and the other parties thereto, in accordance with their terms, except that no representation or warranty is given as to the enforceability of any oral Contracts. To the best of Buyer's knowledge and belief, except as set forth on Schedule 3.12, Buyer is not in default (or alleged default) under any such Contract.

     SECTION 3.13 Claims and Proceedings. There are no outstanding Orders of any Governmental Body against or involving Buyer, its assets or its business. There are no Claims (whether or not the defense thereof or Liabilities in respect thereof are covered by insurance), pending or, to the best of Buyer 's knowledge, threatened on the date hereof, against or involving Buyer, its assets or its business.

     SECTION 3.14 Taxes. Except as set forth on Schedule 3.14:


           (a)

                 (i) Buyer has filed or, if not yet due but due before Closing, will timely file all Tax Returns required to be filed by it for all taxable periods ending on or before the date of Closing and all such Tax Returns are or, if not yet filed, will be, upon filing, true, correct and complete in all material respects;

                 (ii) Buyer has paid, or if payment is not yet due but due before Closing, will promptly pay when due to each appropriate Tax Authority, all Taxes of Buyer shown as due on the Tax Returns required to be filed by it for all taxable periods ending on or before the date of Closing;

                 (iii) the accruals for Taxes currently payable as well as for deferred Taxes shown on the financial statements of Buyer as of the date of the Interim Statements or the date of any financial statements delivered hereunder:
(A) adequately provide for all contingent Tax Liabilities of Buyer as of the date thereof; and (B) accurately reflect, as of the date thereof, all unpaid Taxes of Buyer whether or not disputed, in each case as required to be reflected thereon in order for such statements to be in accordance with GAAP;

                 (iv) no extension of time has been requested or granted for Buyer to file any Tax Return that has not yet been filed or to pay any Tax that has not yet been paid and Buyer has not granted a power of attorney that remains outstanding with regard to any Tax matter;

                 (v) Buyer has not received notice of a Tax Deficiency and, to Buyer 's knowledge, no Tax Deficiency is proposed or threatened;

                 (vi) all Tax Deficiencies have been paid or finally settled and all amounts determined by settlement to be owed have been paid;

                 (vii) there are no Tax Liens on or pending against Buyer or any of the assets, other than those which constitute Permitted Liens;

                 (viii) there are no presently outstanding waivers or extensions or requests for a waiver or extension of the time within which a Tax Deficiency may be asserted or assessed;

                 (ix) no issue has been raised in any examination, investigation, suit, action, claim or proceeding relating to Taxes which, by application of similar principles to any past, present or future period, would result in a Tax Deficiency for such period;

                 (x) there are no pending or threatened Tax Audits of Buyer;

                 (xi) Buyer has no deferred inter-company gains or losses that have not been fully taken into income for income Tax purposes;

                 (xii) there are no transfer or other taxes (other than income taxes) imposed by any state on Buyer by virtue of the Contemplated Transactions; and

                 (xiii) no claim has been made by any Tax Authority that Buyer is subject to Tax in a jurisdiction in which Buyer is not then paying Tax of the type asserted.

Each reference to a provision of the Code in this Section 3.16 shall be treated for state and local Tax purposes as a reference to analogous or similar provisions of state and local law.

           (b) To Buyer's knowledge, Buyer has collected and remitted to the appropriate Tax Authority all sales and use or similar Taxes required to be collected on or prior to the date of Closing and has been furnished properly completed exemption certificates for all exempt transactions and has no information otherwise or notice of any claim by any government or jurisdiction with regards thereto. Buyer has maintained and has in its possession all records, supporting documents and exemption certificates required by applicable sales and use Tax statutes and regulations to be retained in connection with the collection and remittance of sales and use Taxes for all periods up to and including the date of Closing. With respect to sales made by Buyer prior to the date of Closing for which sales and use Taxes are not yet due as of the date of Closing, all applicable sales and use Taxes payable with respect to such sales will have been collected or billed by Buyer and will be included in the assets of Buyer as of the date of Closing.

     SECTION 3.15 Compliance with Laws. Buyer is not in violation of any Orders and to the best of Buyer's knowledge, belief and information, any Laws of any Governmental Bodies affecting Buyer or the Buyer Common Stock except as are set forth on Schedule 3.15.

     SECTION 3.16 Environmental Matters. To the best of Buyer's knowledge, belief and information, Buyer is, and at all times has been, in full compliance with, and has not been and is not in violation of or liable under, any Environmental Law.

     SECTION 3.17 Finders Fees. There is no investment banker, broker, finder or other intermediary which has been retained by or is authorized to act on behalf of Buyer who might be entitled to any fee or commission from Buyer in connection with the consummation of the Contemplated Transactions.

                                   ARTICLE IV

                            COVENANTS AND AGREEMENTS

     SECTION 4.1 The Company covenants to Buyer and Buyer covenants to the Company that:

           (a) Filings and Authorizations. The parties hereto shall cooperate and use their respective best efforts to make, or cause to be made, all registrations, filings, applications and submissions, to give all notices and to obtain all governmental or other third party consents, transfers, approvals, Orders and waivers necessary or desirable for the consummation of the Contemplated Transactions in accordance with the terms of this Agreement including without limitation the preparation of any SEC Documents required to be filed with the SEC by Buyer which are required by the securities laws generally or in connection with the transactions contemplated by this Agreement; and shall furnish copies thereof to each other party prior to such filing and shall not make any such registration, filing, application or submission to which Buyer or the Company, as the case may be, reasonably objects in writing. All such filings shall comply in form and content in all material respects with applicable Law. The parties hereto also agree to furnish each other with copies of such filings and any correspondence received from any Governmental Body in connection therewith.

           (b) Buyer's Shareholder Approvals. Buyer shall solicit approval from Buyer's shareholders through a Proxy in accordance with all SEC and Colorado requirements that would authorize by majority vote:

                 (i) the Merger described herein;

                 (ii) the increase in authorized common shares to 200,000,000 shares;

                 (iii) the adoption of the Amended and Restated Articles of Incorporation of Buyer;

                 (iv) the change of Buyer's name from BlueStar Health, Inc. to Zeon Fuels, Inc.;

           (c) NASD Move. Buyer shall petition to move the stock of the Buyer currently listed on the NASD "Pink Sheets" to the NASD "Over the Counter Bulletin Board" market, or such other recognized stock exchange as Buyer and Company shall select, and petition to change the stock symbol to ZEON or such other symbol acceptable to the Company should ZEON not be approved.

     SECTION 4.2 Confidentiality. Each party hereto shall hold in strict confidence, and shall use its best efforts to cause all of its officers, employees, agents and professional counsel and accountants, (collectively, "Representatives") to hold in strict confidence, unless compelled to disclose by judicial or administrative process, or by other requirements of Law, all information concerning any other party which it has obtained from such party prior to, on, or after the date hereof in connection with the Contemplated Transactions, and each party shall not use or disclose to others, or permit the use of or disclosure of, any such information so obtained, and will not release or disclose such information to any other person, except its Representatives who need to know such information in connection with this Agreement and who shall be advised of the provisions of this Section 4.2. The foregoing provision shall not apply to any such information to the extent; (i) known by any party prior to the date such information was provided to such party in connection with the Contemplated Transactions; (ii) made known to such party from a third party not in breach of any confidentiality requirement; or (iii) made public through no fault of such party or any of its Representatives.

     SECTION 4.3 Expenses. Buyer and the Company (for itself and on behalf of each Shareholder) shall bear their respective expenses, in each case, incurred in connection with the preparation, execution and performance of the Transaction Documents and the Contemplated Transactions, including, without limitation, all fees and expenses of their respective Representatives, and the Company shall bear all the fees and expenses of any Company's Representatives.

     SECTION 4.4 Buyer Compliance Costs. The Company commits to provide Buyer up to $75,000 from any new capital raised from the date of the signing of this Agreement to fund costs associated with Buyer's completion of the audit of its financial accounting records and the preparation and filing of reports to become current with its SEC filings. The Company shall advance the funds promptly after receiving funds raised in this regard to Buyer, but in no event longer than ten days after receiving good available funds.

     SECTION 4.5 Tax Matters. The Company and Buyer shall reasonably cooperate, and shall cause their respective Representatives reasonably to cooperate, in preparing and filing all Tax Returns, including maintaining and making available to each other all records necessary in connection with the preparation and filing of Tax Returns, the payment of Taxes and the resolution of Tax Audits and Tax Deficiencies with respect to all taxable periods. Refunds or credits of Taxes that were paid by the Company with respect to any periods shall be for the account of the Company.

     SECTION 4.6 Further Assurances. At any time and from time to time after the date of Closing, upon the reasonable request of any party hereto, the other party(ies), shall do, execute, acknowledge and deliver, or cause to be done, executed, acknowledged or delivered, all such further documents, instruments or assurances, as may be necessary, desirable or proper to carry out the intent and accomplish the purposes of this Agreement.

     SECTION 4.7 Restricted Securities. The parties acknowledge and agree that the Company Shares and Buyer Common Stock being issued or transferred pursuant to the Contemplated Transactions are being issued or transferred pursuant to the exemption from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act") and constitute "restricted securities" within the meaning of the Securities Act. Such securities may not be transferred absent compliance with the provisions of the Securities Act, other applicable Laws, and all stock certificates evidencing such securities shall bear a legend to such effect and to the effect that such shares are subject to the terms and provisions of this Agreement; provided, however, that it is anticipated that for purposes of Rule 144 of the Securities Act, that the holding period of Buyer Common Stock for each shareholder of the Company shall be determined to commence on the date of acquisition of the Company Shares (as converted pursuant to this Agreement) for each such respective holder.

     SECTION 4.8 Due Diligence. Prior to the Closing Date, Buyer agrees that the Company shall be entitled, through its Representatives, to make such investigation of the properties, businesses and operations of Buyer, and such examination of the books, records and financial condition of Buyer, as the Company reasonably deems necessary. Any such investigation and examination shall be conducted at reasonable times, under reasonable circumstances and upon reasonable notice. No investigation by Buyer shall diminish or obviate any of the representations, warranties, covenants or agreements of Buyer contained in this Agreement.

                                   ARTICLE V

                              CONDITIONS TO CLOSING

     SECTION 5.1 Conditions to the Obligations of the Parties. The obligations of the Parties to consummate the Contemplated Transactions are subject to the satisfaction of the following conditions:

           (a) Liabilities of the Buyer. The aggregate Liabilities of the Buyer shall not exceed $700,000.

           (b) No Injunction. No provision of any applicable Law and no Order shall prohibit the consummation of the Contemplated Transactions.

           (c) No Proceedings or Litigation. No Claim instituted by any person (other than Buyer, the Company, Shareholders or their respective Affiliates) shall have been commenced or pending against any Shareholder, the Company, Buyer or any of their respective Affiliates, officers or directors, which Claim seeks to restrain, prevent, change or delay in any respect the Contemplated Transactions or seeks to challenge any of the terms or provisions of this Agreement or seeks damages in connection with any of such transactions.

           (d) Buyer Consents. Buyer shall have successfully obtained the consents, approvals or taken the other actions described in Article IV, Section 4.1(b) and Section 4.1(c).

     SECTION 5.2 Conditions to the Obligations of the Company. The obligations of the Company hereunder to consummate the Contemplated Transactions are subject, at the option of the Company, to the fulfillment prior to or at the Closing of each of the following further conditions:

           (a) Performance. Buyer shall have performed and complied in all material respects with all agreements, obligations and covenants required by this Agreement to be performed or complied with by it at or prior to the Closing Date.

           (b) Representations and Warranties. The representations and warranties of Buyer contained in this Agreement and in any certificate or other writing delivered by Buyer pursuant hereto shall be true in all material respects at and as of the Closing Date as if made at and as of such time (except for those representations and warranties made as of a specific date which shall be true in all material respects as of the date made).

           (c) No Material Adverse Change. From the date hereof through the Closing, there shall not have occurred any event or condition that has had or could have a material adverse effect on Buyer.

           (d) Documentation. There shall have been delivered to the Company the following:

                 (i) A certificate, dated the Closing Date, of the Chairman of the Board and the President of Buyer confirming the matters set forth in Section 5.2(a) (b) and (c) hereof;

                 (ii) Buyer Common Stock certificates, registered in the name of each Shareholder as set forth on Schedule 1 attached hereto, (with the appropriate restrictive legends as applicable), evidencing satisfaction of the Purchase Price in accordance with Section 1.8;

                 (iii) Certificate of Merger;

                 (iv) Statement of Merger;

                 (v) Escrow Agreement; and

                 (vi) The Amended and Restated Articles of Incorporation as filed with the Secretary of State of the State of Colorado

     SECTION 5.3 Conditions to the Obligations of Buyer. All obligations of Buyer to consummate the Contemplated Transactions hereunder are subject, at the option of Buyer, to the fulfillment prior to or at the Closing of each of the following further conditions:

           (a) Performance. The Company shall have performed and complied in all material respects with all agreements, obligations and covenants required by this Agreement to be performed or complied with by them at or prior to the Closing Date.

           (b) Representations and Warranties. The representations and warranties of the Company, contained in this Agreement and in any certificate or other writing delivered by the Company pursuant hereto shall be true in all material respects at and as of the Closing Date as if made at and as of such time (except for those representations and warranties made as of a specific date which shall be true in all material respects as of the date made).

           (c) No Material Adverse Change. From the date hereof through the Closing, there shall not have occurred any event or condition that has had or could have a material adverse effect on the Company.

           (d) Documentation. There shall have been delivered to Buyer the following:

                 (i) A certificate, dated the Closing Date, of the Chairman of the Board, the President or Chief Financial Officer of the Company confirming the matters set forth in Section 5.3(a) (b) and (c) hereof;

                 (ii) A certificate, dated the Closing Date, of the Secretary of the Company certifying, among other things, that attached or appended to such certificate: (i) is a true and correct copy of the Company's certificate of incorporation and all amendments thereto, if any, as of the date thereof certified by the Texas Secretary of State; and (ii) is a true and correct copy of the Company's memorandum of association as of the date thereof;

                 (iii) Certificate of Merger;

                 (iv) Statement of Merger;

                 (v) Escrow Agreement;

                 (vi) The Amended and Restated Articles of Incorporation of Buyer as filed with the Secretary of State of the State of Colorado;

                 (vii) Company Share certificates representing the number of Company Shares duly endorsed in blank or accompanied by stock powers duly endorsed in blank and in suitable form for transfer to Buyer by delivery;

                 (viii) Company will pay certain Costs. Company shall have advanced up to $75,000 in accordance with the provision described in Section 4.4 hereof; and

                 (ix) The Company has obtained the written consents for assignment to and assumption by Buyer, of the contracts described in Section 2.13(c).

                                   ARTICLE VI

                                 INDEMNIFICATION

     SECTION 6.1 Survival of Representations, Warranties and Covenants.


           (a) Notwithstanding any right of Buyer fully to investigate the affairs of the Company and the rights of the Company to fully investigate the affairs of Buyer, and notwithstanding any knowledge of facts determined or determinable by Buyer, or the Company, pursuant to such investigation or right of investigation, Buyer, and the Company, have the right to rely fully upon the representations, warranties, covenants and agreements of the Company, and Buyer respectively, contained in this Agreement, or listed or disclosed on any Schedule or Exhibit hereto or in any instrument delivered in connection with or pursuant to any of the foregoing. All such representations, warranties, covenants and agreements shall survive the execution and delivery of this Agreement and the Closing hereunder. Notwithstanding the foregoing, all representations and warranties of the Company and Buyer respectively, contained in this Agreement, on any Schedule or Exhibit hereto or in any instrument delivered in connection with or pursuant to this Agreement shall terminate and expire twelve (12) months after the date of Closing.

           (b) All representations and warranties of Buyer shall terminate and expire twelve (12) months after the date of Closing; provided, however, that the liability of Buyer shall not terminate as to any specific claim or claims of the type referred to in Section 6.3 hereof, whether or not fixed as to Liability or liquidated as to amount, with respect to which Buyer has been given specific notice on or prior to the date on which such Liability would otherwise terminate pursuant to the terms of this Section 6.1(b), or which arise or result from or are related to a Claim for fraud.

     SECTION 6.2 Obligation of the Company to Indemnify. The Company, through its shareholders, as provided in the Escrow Agreement, agrees to indemnify, defend and hold harmless Buyer (and its respective directors, officers, employees, Affiliates, successors and assigns) from and against all Claims, losses, Liabilities, Regulatory Actions, damages, deficiencies, judgments, settlements, costs of investigation or other expenses (including Taxes, interest, penalties and reasonable attorneys' fees and fees of other experts and disbursements and expenses incurred in enforcing this indemnification) (collectively, the "Losses") suffered or incurred by Buyer, the Company, or any of the foregoing persons arising out of any breach of the representations and warranties of the Company contained in this Agreement, or of the covenants and agreements of Company contained in this Agreement or in the Schedules, Exhibits or any other Transaction Document.

     SECTION 6.3 Obligation of Buyer and Buyer Shareholder to Indemnify. Buyer and the shareholder of Buyer set forth on Schedule 6.3 (the "Buyer Shareholder") jointly and severally agree to indemnify, defend and hold harmless the Company

(and any heirs, successor or assignee thereof) from and against any Losses suffered or incurred by the Company or any of the foregoing persons arising out of any breach of the representations and warranties of Buyer, or of the covenants and agreements of Buyer contained in this Agreement or in the Schedules, Exhibits or any other Transaction Document.

     SECTION 6.4 Notice and Opportunity to Defend Third Party Claims. (a) Within ten (10) days following receipt by any party hereto (the "Indemnitee") of notice of any demand, claim, circumstance or Tax Audit which would or might give rise to a claim, or the commencement (or threatened commencement) of any action, proceeding or investigation that may result in a Loss (an "Asserted Liability"), the Indemnitee shall give notice thereof (the "Claims Notice") to the party or parties obligated to provide indemnification pursuant to Sections 6.2, or 6.3 (collectively, the "Indemnifying Party"). The Claims Notice shall describe the Asserted Liability in reasonable detail and shall indicate the amount (estimated, if necessary, and to the extent feasible) of the Loss that has been or may be suffered by the Indemnitee.

           (b) The Indemnifying Party may elect to defend, at its own expense and with its own counsel, any Asserted Liability unless: (i) the Asserted Liability includes a Claim seeking an Order for injunction or other equitable or declaratory relief against the Indemnitee, in which case the Indemnitee may at its own cost and expense and at its option defend the portion of the Asserted Liability seeking equitable or declaratory relief against the Indemnitee, or
(ii) the Indemnitee shall have reasonably, and in good faith, after consultation with the Indemnifying Party, concluded that: (x) there is a conflict of interest between the Indemnitee and the Indemnifying Party which could prevent or negatively influence the Indemnifying Party from impartially or adequately conducting such defense; or (y) the Indemnitee shall have one or more defenses not available to the Indemnifying Party but only to the extent such defense cannot legally be asserted by the Indemnifying Party on behalf of the Indemnitee. If the Indemnifying Party elects to defend such Asserted Liability, it shall within ten (10) days (or sooner, if the nature of the Asserted Liability so requires) notify the Indemnitee of its intent to do so, and the Indemnitee shall cooperate, at the expense of the Indemnifying Party, in the defense of such Asserted Liability. If the Indemnifying Party elects not to defend the Asserted Liability, is not permitted to defend the Asserted Liability by reason of the first sentence of this Section 6.4(b), fails to notify the Indemnitee of its election as herein provided or contests its obligation to indemnify under this Agreement with respect to such Asserted Liability, the Indemnitee may pay, compromise or defend such Asserted Liability at the sole cost and expense of the Indemnifying Party. Notwithstanding the foregoing, neither the Indemnifying Party nor the Indemnitee may settle or compromise any claim over the reasonable written objection of the other, provided that the Indemnitee may settle or compromise any claim as to which the Indemnifying Party has failed to notify the Indemnitee of its election under this Section 6.4(b) or as to which the Indemnifying Party is contesting its indemnification obligations hereunder. If the Indemnifying Party desires to accept a reasonable, final and complete settlement of an Asserted Liability so that such Indemnitee's Loss is paid in full and the Indemnitee refuses to consent to such settlement, then the Indemnifying Party's liability to the Indemnitee shall be limited to the amount offered in the settlement. The Indemnifying Party will exercise good faith in accepting any reasonable, final and complete settlement of an Asserted Liability. In the event the Indemnifying Party elects to defend any Asserted

Liability, the Indemnitee may participate, at its own expense, in the defense of such Asserted Liability. In the event the Indemnifying Party is not permitted by the Indemnitee to defend the Asserted Liability, it may nevertheless participate at its own expense in the defense of such Asserted Liability. If the Indemnifying Party chooses to defend any Asserted Liability, the Indemnitee shall make available to the Indemnifying Party any books, records or other documents within its control that are necessary or appropriate for such defense. Any Losses of any Indemnitee for which an Indemnifying Party is liable for indemnification hereunder shall be paid upon written demand therefor.

     SECTION 6.5 Limits on Indemnification. (a) Notwithstanding the foregoing or the limitations set forth in Section 6.5(b) below, in the event such Losses arise out of any fraud related matter on the part of any Indemnifying Party, then such Indemnifying Party shall be obligated to indemnify the Indemnitee in respect of all such Losses. Buyer and the Company agree that the Buyer 's obligation to indemnify under this Article VI shall not survive the Closing and Buyer shall have no further liability to the Company after the Closing but that such obligations to indemnify shall be the sole obligation of the Buyer Shareholder.

           (b) The Company shall not be liable to indemnify Buyer pursuant to
Section 6.2 above and Buyer Shareholder shall not be liable to indemnify the Company pursuant to Section 6.3 above: (i) unless a Claims Notice describing the loss is delivered to the Indemnifying Party within 6 months after the Closing (except for Losses arising out of an Indemnifying Party's fraud); and; (ii) with respect to special, consequential or punitive damages; or (iii) in respect of any individual Loss of less than $10,000. The Company's sole remedy for indemnification from the Buyer Shareholder pursuant to Section 6.3 above shall be cancellation or retirement of the Buyer Common Stock listed on Schedule 6.3; provided, however, that for a period beginning on the six month anniversary of the Closing Date and ending on the one year anniversary of the Closing Date, only fifty percent (50%) of the Buyer Shareholder's Buyer Common Stock shall be subject to cancellation or retirement.

     SECTION 6.6 Exclusive Remedy. The parties agree that the indemnification provisions of this Article VI and the Escrow Agreement shall constitute the sole or exclusive remedy of any party in seeking damages or other monetary relief with respect to this Agreement and the Contemplated Transactions, provided that, nothing herein shall be construed to limit the right of any party to seek: (i) injunctive relief for a breach of this Agreement; (ii) legal or equitable relief for a Claim for fraud; or (iii) indemnity under the bylaws of Buyer if they are or have been a director or officer of Buyer.

                                  ARTICLE VII

                        SPECIFIC PERFORMANCE; TERMINATION

     SECTION 7.1 Specific Performance. The Company and Buyer acknowledges and agrees that, if any of the Company or Buyer fails to proceed with the Closing in any circumstance other than those described in clauses (a), (b), (c) or (d) of
Section 7.2 below, the others will not have adequate remedies at law with respect to such breach. In such event, and in addition to each party's right to terminate this Agreement, each party shall be entitled, without the necessity or obligation of posting a bond or other security, to seek injunctive relief, by commencing a suit in equity to obtain specific performance of the obligations under this Agreement or to sue for damages, in each case, without first terminating this Agreement. The Company or Buyer specifically affirms the appropriateness of such injunctive, other equitable relief or damages in any such action.

     SECTION 7.2 Termination. This Agreement may be terminated and the Contemplated Transactions may be abandoned at any time prior to the Closing:

           (a) By mutual written consent of the Company and Buyer;

           (b) By the Company if: (i) there has been a misrepresentation or breach of warranty on the part of Buyer in the representations and warranties contained herein and such misrepresentation or breach of warranty, if curable, is not cured within thirty days after written notice thereof from the Company;
(ii) Buyer has committed a breach of any covenant imposed upon it hereunder and fails to cure such breach within thirty days after written notice thereof from the Company; or (iii) any condition to the Company's obligations under Section
5.2 becomes incapable of fulfillment through no fault of the Company and is not waived by the Company;

           (c) By Buyer, if: (i) there has been a misrepresentation or breach of warranty on the part of the Company in the representations and warranties contained herein and such misrepresentation or breach of warranty, if curable, is not cured within thirty days after written notice thereof from Buyer; (ii) the Company has committed a breach of any covenant imposed upon it hereunder and fails to cure such breach within thirty days after written notice thereof from Buyer; or (iii) any condition to Buyer's or Buyer's obligations under Section
5.3 becomes incapable of fulfillment through no fault of Buyer and is not waived by Buyer; and

           (d) By the Company or by Buyer, if any condition under Section 5.1 becomes incapable of fulfillment through no fault of the party seeking termination and is not waived by the party seeking termination.

     SECTION 7.3 Effect of Termination; Right to Proceed. Subject to the provisions of Section 7.1 hereof, in the event that this Agreement shall be terminated pursuant to Section 7.2, all further obligations of the parties under this Agreement shall terminate without further liability of any party hereunder except that: (i) the agreements contained in Section 4.2 and Section 4.3 shall survive the termination hereof; and (ii) termination shall not preclude any party from seeking relief against any other party for breach of Section 4.2 or
Section 4.3. In the event that a condition precedent to its obligation is not met, nothing contained herein shall be deemed to require any party to terminate this Agreement, rather than to waive such condition precedent and proceed with the Contemplated Transactions.

     SECTION 7.4 Termination Fee. In the event the Closing does not occur due to the failure of Company or its shareholders to perform and not due to a failure of Buyer's performance or the obtaining of Buyer's shareholder approval for the transaction, and Company's or its shareholders failure of performance is not excused pursuant to the terms of this Agreement or waived by the Buyer, Company shall make a one-time payment to Buyer within ten (10) days of receiving written notice from Buyer of Buyer's demand, in the amount of $300,000 ("Company Termination Fee"). In the event the Closing does not occur due to the failure of Buyer to perform and not due to a failure of Buyer's shareholders to approve the transactions described herein, Buyer shall make a one-time payment to Company within ten (10) days of receiving written notice from Company of Company's demand, in the amount of $50,000 plus all of Company's reasonable out-of-pocket costs demonstrable to Buyer ("Buyer Termination Fee") .

                                  ARTICLE VIII

                                  MISCELLANEOUS

     SECTION 8.1 Notices. (a) Any notice or other communication required or permitted hereunder shall be in writing and shall be delivered personally by hand or by recognized overnight courier, or mailed (by registered or certified mail, postage prepaid return receipt requested) as follows:

     If to Buyer, one copy to:

              BlueStar Health, Inc.
              19901 Southwest Freeway, Suite 205-206
              Sugar Land, TX  77479
              Attention:       Richard M. Greenwood
                               President and Chief Executive Officer

              With a copy to:

              Law Office of John D. Hannesson
              18661 Via Palatino
              Irvine, California 92603
              Attention:       John D. Hannesson, Esq.

     If to the Company, one copy to:

              Zeon Fuel, Inc.
              8822 Hazen Street
              Houston, TX  77036
              Attention:       Mr. Naved Jafry
                               Chairman

              With a copy to:

              Ronald M. Hall
              Attorney
              2830 Triway
              Houston, TX 770473

     Each such notice or other communication shall be effective when delivered at the address specified in Section 8.1(a). Any party by notice given in accordance with this Section 8.1 to the other parties may designate another address or person for receipt of notices hereunder. Notices by a party may be given by counsel to such party.

     SECTION 8.2 Entire Agreement. This Agreement (including the Schedules and Exhibits hereto) and the collateral agreements executed in connection with the consummation of the Contemplated Transactions contain the entire agreement among the parties with respect to the subject matter hereof and related transactions and supersede all prior agreements, written or oral, with respect thereto.

     SECTION 8.3 Waivers and Amendments; Non-Contractual Remedies; Preservation of Remedies. This Agreement may be amended, superseded, cancelled, renewed or extended only by a written instrument signed by the Company, Buyer. The provisions hereof may be waived in writing by the Company Buyer, as the case may be. Any such waiver shall be effective only to the extent specifically set forth in such writing. No failure or delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof. Nor shall any waiver on the part of any party of any such right, power or privilege, nor any single or partial exercise of any such right, power or privilege, preclude any other or further exercise thereof or the exercise of any other such right, power or privilege. Except as otherwise provided herein, the rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies that any party may otherwise have at law or in equity.

     SECTION 8.4 Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of Texas applicable to agreements made and to be performed entirely within such State without regard to the conflict of laws rules thereof.

     SECTION 8.5 Consent to Jurisdiction. Each of the parties hereto irrevocably and voluntarily submits to personal jurisdiction in the State of Texas and in the Federal courts in such state in any action or proceeding arising out of or relating to this Agreement and agrees that all claims in respect of such action or proceeding may be heard and determined in any such court. If for any reason the Federal courts in such state will not entertain such action or proceeding, then the parties hereto irrevocably and voluntarily submit to personal jurisdiction in the state courts located in the State of Texas in any action or proceeding arising out of or relating to this Agreement and agree that all claims in respect of any action or proceeding may be heard and determined in any such court. Each of the parties further consents and agrees that such party may be served with process in the same manner as a notice may be given under Section
8.1. The parties hereto agree that any action or proceeding instituted by any of them against any other party with respect to this Agreement will be instituted exclusively in the United States District Court for the District of Houston, or alternatively, in the State courts located therein. The Company, and Buyer irrevocably and unconditionally waive and agree not to plead, to the fullest extent permitted by law, any objection that they may now or hereafter have to the laying of venue or the convenience of the forum of any action or proceeding with respect to this Agreement in any such courts.

     SECTION 8.6 Binding Effect; No Assignment. This Agreement and all of its provisions, rights and obligations shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors, heirs and legal representatives. This Agreement may not be assigned (including by operation of Law) by any party hereto without the express written consent of Buyer (in the case of assignment by the Company) or the Company (in the case of assignment by Buyer) and any purported assignment, unless so consented to, shall be void and without effect.

     SECTION 8.7 Exhibits. All Exhibits and Schedules attached hereto are hereby incorporated by reference into, and made a part of, this Agreement.

     SECTION 8.8 Severability. If any provision of this Agreement for any reason shall be held to be illegal, invalid or unenforceable, such illegality shall not affect any other provision of this Agreement, this Agreement shall be amended so as to enforce the illegal, invalid or unenforceable provision to the maximum extent permitted by applicable law, and the parties shall cooperate in good faith to further modify this Agreement so as to preserve to the maximum extent possible the intended benefits to be received by the parties.

     SECTION 8.9 Counterparts. The Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. This Agreement shall become binding when one or more counterparts hereof, individually or taken together, shall bear the signatures of all of the parties reflected hereon as the signatories.

     SECTION 8.10 Third Parties. Except as specifically set forth or referred to herein, nothing herein express or implied is intended or shall be construed to confer upon or give to any person other than the parties hereto and their permitted heirs, successors, assigns and legal representatives, any rights or remedies under or by reason of this Agreement or the Contemplated Transactions.

                                   ARTICLE IX

                            POST CLOSING OBLIGATIONS

     SECTION 9.1 Capital Transactions. Buyer covenants to refrain from filing any registration statement on Form S-8 with the SEC until after the first anniversary of the Effective Time, and shall authorize no reverse stock split of the common stock or any other series of outstanding security or take any other actions dilutive of the common stock of Buyer, until after the first anniversary of the Effective Time without the unanimous approval of the board of directors of Buyer.

DEFINITIONS

     SECTION 9.2 Definitions. The following terms, as used herein, have the following meanings:

     "Affiliate" of any person means any other person directly or indirectly through one or more intermediary persons, controlling, controlled by or under common control with such person.

     "Agreement" or "this Agreement" shall mean, and the words "herein", "hereof" and "hereunder" and words of similar import shall refer to, this agreement as it from time to time may be amended.

     "Assets" shall mean all cash, instruments, properties, rights, interests and assets of every kind, real, personal or mixed, tangible and intangible, used or usable in the Business.

     The term "audit" or "audited" when used in regard to financial statements shall mean an examination of the financial statements by a firm of independent certified public accountants in accordance with generally accepted auditing standards for the purpose of expressing an opinion thereon.

     "Business" shall mean the ownership and operation of the business of the Company.

     "Condition of the Business" shall mean the financial condition, prospects or the results of operations of the Business, the Assets or the Company.

     "Contract" shall mean any contract, agreement, indenture, note, bond, lease, conditional sale contract, mortgage, license, franchise, instrument, commitment or other binding arrangement, whether written or oral.

     The term "control", with respect to any person, shall mean the power to direct the management and policies of such person, directly or indirectly, by or through stock ownership, agency or otherwise, or pursuant to or in connection with an agreement, arrangement or understanding (written or oral) with one or more other persons by or through stock ownership, agency or otherwise; and the terms "controlling" and "controlled" shall have meanings correlative to the foregoing.

     "GAAP" shall mean generally accepted accounting principles in effect on the date hereof (or, in the case of any opinion rendered in connection with an audit, as of the date of the opinion) as set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial

Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession of the United States.

     "Governmental Bodies" shall mean any government, municipality or political subdivision thereof, whether federal, state, local or foreign, or any governmental or quasi-governmental agency, authority, board, bureau, commission, department, instrumentality or public body, or any court, arbitrator, administrative tribunal or public utility.

     "knowledge" with respect to: (a) any individual shall mean actual knowledge of such individual; and (b) any corporation shall mean the actual knowledge of the directors and executive officers of such corporation; and "knows" has a correlative meaning. The terms "any Shareholder's knowledge," and "Shareholder's knowledge," including any correlative meanings, shall mean the knowledge of any Shareholder.

     "Laws" shall mean any law, statute, code, ordinance, rule, regulation or other requirement of any Governmental Bodies.

     "Liability" shall mean any direct or indirect indebtedness, liability, assessment, claim, loss, damage, deficiency, obligation or responsibility, fixed or unfixed, choate or inchoate, liquidated or un-liquidated, secured or unsecured, accrued, absolute, actual or potential, contingent or otherwise (including any liability under any guaranties, letters of credit, performance credits or with respect to insurance loss accruals).

     "Lien" shall mean any mortgage, lien (including mechanics, warehousemen, laborers and landlords liens), claim, pledge, charge, security interest, preemptive right, right of first refusal, option, judgment, title defect, covenant, restriction, easement or encumbrance of any kind.

     "person" shall mean an individual, corporation, partnership, joint venture, limited liability company, association, trust, unincorporated organization or other entity, including a government or political subdivision or an agency or instrumentality thereof.

     "Receivables" shall mean as of any date any trade accounts receivable, notes receivable, sales representative advances and other miscellaneous receivables of the Company.

     "SEC" means the United States Securities and Exchange Commission.

     "SEC Documents" means all forms, notices, reports, schedules, statements, and other documents filed by Buyer with the SEC within the three years from the Effective Time, whether or not constituting a "filed" document, and includes all proxy statements, registration statements, amendments to registration statements, periodic reports on Forms 10-KSB, 10-QSB, and 8-K, and annual and quarterly reports to shareholders.

     "Tax" (including, with correlative meaning, the terms "Taxes" and "Taxable") shall mean: (i)(A) any net income, gross income, gross receipts, sales, use, ad valorem, transfer, transfer gains, franchise, profits, license, withholding, payroll, employment, excise, severance, stamp, rent, recording, occupation, premium, real or personal property, intangibles, environmental or windfall profits tax, alternative or add-on minimum tax, customs duty or other tax, fee, duty, levy, impost, assessment or charge of any kind whatsoever (including but not limited to taxes assessed to real property and water and sewer rents relating thereto), together with; (B) any interest and any penalty, addition to tax or additional amount imposed by any Governmental Body (domestic or foreign) (a "Tax Authority") responsible for the imposition of any such tax and interest on such penalties, additions to tax, fines or additional amounts, in each case, with respect to any party hereto, the Business or the Assets (or the transfer thereof); (ii) any liability for the payment of any amount of the type described in the immediately preceding clause (i) as a result of a party hereto being a member of an affiliated or combined group with any other person at any time on or prior to the date of Closing; and (iii) any liability of a party hereto for the payment of any amounts of the type described in the immediately preceding clause (i) as a result of a contractual obligation to indemnify any other person.

     "Tax Return" shall mean any return or report (including elections, declarations, disclosures, schedules, estimates and information returns) required to be supplied to any Tax Authority.

     "Transaction Documents" shall mean, collectively, this Agreement, and each of the other agreements and instruments to be executed and delivered by all or some of the parties hereto in connection with the consummation of the transactions contemplated hereby.

     SECTION 9.3 Interpretation. Unless the context otherwise requires, the terms defined in this Agreement shall be applicable to both the singular and plural forms of any of the terms defined herein. All accounting terms defined in this Agreement, and those accounting terms used in this Agreement except as otherwise expressly provided herein, shall have the meanings customarily given thereto in accordance with GAAP as of the date of the item in question. When a reference is made in this Agreement to Sections, such reference shall be to a Section of this Agreement unless otherwise indicated. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. The use of the neuter gender herein shall be deemed to include the masculine and feminine genders wherever necessary or appropriate, the use of the masculine gender shall be deemed to include the neuter and feminine genders and the use of the feminine gender shall be deemed to include the neuter and masculine genders wherever necessary or appropriate. Whenever the words "include", "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation."





            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the undersigned have executed this Stock Purchase and Recapitalization Agreement as of the date set forth above.



                                            BUYER:
                                            BLUESTAR HEALTH, INC.


                                            By:  /s/  Richard M. Greenwood
                                               --------------------------------
                                                      Richard M. Greenwood
                                                      President and
                                                      Chief Executive Officer



                                            COMPANY:
                                            ZEON FUEL, INC.


                                            By:  /s/  Naved Jafry
                                               --------------------------------
                                                      Naved Jafry
                                                      Chairman